                                                                 Exhibit 10(a)


                                 AMENDMENT NO. 2


                  AMENDMENT NO. 2 (THE "AMENDMENT") TO THE LICENSE AGREEMENT DATED AS OF SEPTEMBER 23, 1997 BY AND BETWEEN ALLIANCE PHARMACEUTICAL CORP. ("ALLIANCE") AND SCHERING AKTIENGESELLSCHAFT ("SCHERING") AS AMENDED BY FIRST AMENDMENT TO LICENSE AGREEMENT DATED AS OF DECEMBER 30, 1998 (COLLECTIVELY, THE "LICENSE AGREEMENT").

                  WHEREAS Schering and Alliance entered into the License Agreement with respect to the Product (as defined in the License Agreement) and have agreed on certain provisions regarding either party's involvement with Competitive Products (as defined in the License Agreement);

                  WHEREAS Schering and Alliance have, in Section 2.08 of the License Agreement, agreed on certain contractual consequences of Alliance's direct or indirect involvement with the manufacture, use or sale of Competitive Products;

                  WHEREAS Schering and Alliance wish to amend the License Agreement pursuant to Section 17.13 of the License Agreement and to make use of a joint strategy regarding Competitive Products in certain cases.

                  NOW THEREFORE, Schering and Alliance agree to amend the License Agreement as follows:

                  1. DEFINITIONS. All capitalized terms used in this Amendment shall have the meaning set forth herein or, if not explicitly set forth in this Amendment, shall have the meaning used in the License Agreement.

                           1.1      "HI-Patent Basket" means all Alliance
Patents and Schering Patents in the field of the method of use of harmonic imaging intended to be licensed to manufacturers and/or distributors of Competitive Products, which Patents are now or in the future owned or Controlled by Alliance or by Schering, including those as listed on Exhibit "A".

                           1.2      "Joint Agreements" means all agreements
listed in Exhibit B to this Amendment as amended from time to time, between Alliance and Schering on the one side and a Third Party on the other side which agreements provide for a license grant from Alliance and/or Schering to the Third Party regarding either any Patents out of the HI Patent Basket or out of the Alliance Patent Basket, as specified in each case in Exhibit B.

                           1.3      "Alliance Patent Basket" means all Alliance
Patents which cover the research, development, manufacture, use, importation, sale or offer for sale of a Competitive Product licensed or to be licensed in the field of composition of matter other than the HI Patents, which Patents are now or in the future owned or Controlled by Alliance.

                           1.4      "Schering Patents" means all Patents listed
on Exhibit "A" to this Amendment.

                  2. PROVISIONS FOR JOINT AGREEMENTS. For as long as the License Agreement remains in effect, in the event that Alliance and Schering agree to conclude an agreement with a Third Party as a Joint Agreement, whether such Joint Agreement regards the licensing of any Patents out of the HI Patent Basket or out of the Alliance Patent Basket, the following provisions shall apply:

                           (a)      Both Alliance and Schering shall be parties
to the Joint Agreement with the Third Party, and no Joint Agreement may be made without both Alliance's and Schering's consent to its terms and conditions.

                           (b)      The Joint Agreement shall provide for
Schering to be the sole recipient of 100% of any and all payments (including, but not limited to, royalties) payable by the Third Party pursuant to such Joint Agreement, unless and until Schering and Alliance shall otherwise jointly notify the Third Party in writing.

                           (c)      The Joint Agreement shall provide for (i)
Schering to be the recipient of all royalty reports and all other documentation to be provided by the Third Party under the Joint Agreement; and (ii) Alliance to be the recipient of copies of each such document to be provided by the Third Party, unless and until Schering and Alliance shall otherwise jointly notify the Third Party in writing.

                           (d)      The Joint Agreement shall provide for
Schering to be the party responsible for exercising all of Alliance's and Schering's rights and obligations under the Joint Agreement towards the Third Party, unless and until Schering shall otherwise notify the Third Party in writing of a change in such responsibilities.

                           (e)      No Joint Agreement shall cover both Patents
out of the (i) HI Patent Basket and (ii) the Alliance Patent Basket.

                  3.       CONSEQUENCES OF JOINT AGREEMENTS.

                           (a)      Section 2.08 of the License Agreement shall,
limited to the scope of each Joint Agreement, not apply to Competitive Products which are subject to such a Joint Agreement.

                           (b)      Schering shall, within thirty (30) days of
receipt of any payments by a Third Party pursuant to a Joint Agreement with a Third Party, pay to Alliance an amount equal to 50% (fifty percent) of such payment received by Schering from the Third Party.

                           (c)      Alliance and Schering agree to provide each
other with all of their respective information which, in the reasonable opinion of each party, is necessary to enable it to perform its responsibilities pursuant to Section 2.1(d) hereof. Each of Alliance and Schering (the "Indemnifying Party") agrees to save, defend and hold the other party and its agents and employees harmless from and against any and all Losses resulting from the Indemnifying Party's unreasonable delay in performing its obligations under any Joint Agreement or this Amendment. All claims for indemnification by either Schering or Alliance arising under this Amendment in connection with this Amendment or a Joint Agreement shall be governed by the provisions of Section
15.01 of the License Agreement.

                           (d)      In the event that Schering declares the
licenses granted to Schering under the License Agreement to be irrevocable according to Section 14.02(e) of the License Agreement, the provisions of this Amendment shall remain in force and unchanged.

                           (e)      In the event that Section 14.02(d) of the
License Agreement applies, then with respect to each terminated country the following shall apply:

                                    (i)      Joint Agreements under which
licenses to any Patents out of the Patent Basket have been granted to a Third Party in force prior to the termination of the License Agreement shall be assigned by Schering to Alliance, and the parties shall each send notice of such assignment to each Third Party. Schering shall no longer be entitled to any Third Party license revenue from such licenses.

                                    (ii)     Joint Agreements under which
licenses to the Patents out of the HI Patent Basket have been granted to a Third Party shall remain in full force and effect both between Schering and Alliance as if the License Agreement has not been terminated for such country for as long as the Schering Patents remain in effect in such country. Upon expiration of such Schering Patents in such country, such Joint Agreements shall be assigned by Schering to Alliance and the parties shall each send notice of assignment to each Third Party. Thereafter, Schering shall no longer be entitled to any Third Party license revenue from such license. Notwithstanding the foregoing, in the event any Schering Patents remain in effect in any country after the expiration of all Patents out of the HI Patent Basket in such country which are owned or controlled by Alliance, such Joint Agreements shall be assigned by Alliance to Schering and the parties shall each send notice of assignment to each Third Party. Thereafter, Alliance shall no longer be entitled to any Third Party license revenue from such license.

                                    (iii)    The parties may agree to conclude
Joint Agreements with Third Parties after the termination of the License Agreement according to the terms and conditions set forth in this Amendment, but neither party shall have any obligation to enter into any Joint Agreement after the termination of the License Agreement.

                  4. ALLIANCE ACQUISITION OF MOLECULAR BIOSYSTEMS, INC. Schering hereby consents to the acquisition of Molecular Biosystems, Inc. ("MBI") by Alliance (the "MBI Acquisition"). The foregoing consent relate solely to the MBI Acquisition and any other acquisition or transaction shall remain subject to the terms of the License Agreement. In lieu of any other provisions of the License Agreement as amended from time to time, the parties agree that Alliance's sole obligations to Schering in connection with the MBI Acquisition shall be as follows:

                           (a)      Upon the initiation of commercial sales of
MBI's ultrasound contrast agent ("FSO69") by Chugai Pharmaceutical Co., Ltd. ("Chugai"), Alliance shall pay Schering a royalty equal to 8% (i.e. approximately 2.24% of Chugai net sales as of the date of this Amendment) of the total royalty paid by Chugai to MBI, provided that, at such time as Schering begins selling the Product in Japan, Taiwan, or South Korea, Alliance shall increase the payment to Schering for such country to 16% (i.e. approximately 4.48% of Chugai net sales as of the date of this Amendment) of the total royalty paid by Chugai to MBI for such country.

                           (b)      Alliance shall make royalty payments to
Schering within sixty (60) days after MBI receives royalties from Chugai. A report summarizing the net sales of FSO69 shall be delivered to Schering within sixty (60) days following receipt of such report from Chugai, subject to MBI's obligations under the Cooperative Development Marketing Agreement dated as of March 31, 1998 between MBI and Chugai, which obligations are attached hereto as Exhibit C.

                           (c)      Sections 8.03, 8.04 and 8.05 of the License
Agreement are hereby incorporated into the terms of this Section 4.

                           (d)      Alliance's payments to Schering shall be in
the same currency or currencies as MBI receives from Chugai.

                           (e)      In the event of a termination of the License
Agreement, all obligations of Alliance pursuant to Section 4 of this Amendment shall terminate.

                  5. TERMS OF LICENSE AGREEMENT. All terms and conditions provided for in the License Agreement, except insofar as they are not explicitly amended for the purposes of this Amendment, shall remain unchanged and fully applicable between the parties The termination or expiration of the License Agreement shall not effect this Amendment, unless otherwise provided herein.

                  6. FREEDOM TO CONTRACT. Each party shall be free to conclude any agreement with any Third Party regarding its own Patents contained in the HI Patent Basket and/or in the Alliance Patent Basket; PROVIDED that all provisions of the License Agreement (including but not limited to, Section 2.08) shall apply without any restriction if such agreement is not concluded as a Joint Agreement

                  7. EXECUTION AND COUNTERPARTS. This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, each party hereto has executed, or caused its duly authorized officer to execute, this Amendment as of the date first written below

ALLIANCE PHARMACEUTICAL CORP.                 SCHERING AKTIENGESSELSHAFT

Date:                                         Date:
      --------------------------------------       -----------------------------


By:                                           By:
      -------------------------------------      -------------------------------
      Theodore D. Roth                        Name:
      President and Chief Operating Officer        -----------------------------
                                              Title:
                                                    ----------------------------

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                                    Exhibit A to Amendment No. 2

                    SCHERING PATENTS AND PATENT APPLICATIONS


               ===========================          ===========================
                        INT. NO.                             INT. NO.
               ===========================          ===========================
                    50107AATM1EP00-P                     50107AUSC2WO00-P
               ===========================          ===========================
                    50107AAUM1WO00-P                     50107AUSC3WO00-P
               ===========================          ===========================
                    50107ABEM1EP00-P                     50107AUSC4WO00-P
               ===========================          ===========================
                    50107ACAM1XX00-P                     50107AZAM1XX00-P
               ===========================          ===========================
                    50107ACHM1EP00-P                     51172AAUM1WO00-P
               ===========================          ===========================
                    50107ADEM1EP00-P                     51172ACAM1WO00-P
               ===========================          ===========================
                    50107ADKM1WO00-P                     51172ACNM1WO00-P
               ===========================          ===========================
                    50107AESM1EP00-P
               ===========================          ===========================
                    50107AFRM1EP00-P                     51172AILM1XX00-P
               ===========================          ===========================
                    50107AGBM1EP00-P                     51172AJPM1WO00-P
               ===========================          ===========================
                    50107AGRM1EP00-P                     51172AKRM1W00-P
               ===========================          ===========================
                    50107AITM1EP00-P                     51172AMXM1WO00-P
               ===========================          ===========================
                    50107AJPM1WO00-P                     51172ANOM1WO00-P
               ===========================          ===========================
                    50107AKRM1WO00-P                     51172ANZM1WO00-P
               ===========================          ===========================
                    50107ALUM1EP00-P                     51172ATWM1XX00-P
               ===========================          ===========================
                    50107ANLM1EP00-P                     51172AUSM1XX00-P
               ===========================          ===========================
                    50107ANOM1WO00-P
               ===========================          ===========================
                    50107ASEM1EP00-P                     51172AZAM1XX00-P
               ===========================          ===========================
                    50107ATWM1XX00-P
               ===========================
                    50107AUSC1WO00-P
               ===========================


                                          Exhibit A to Amendment No. 2 CONTINUED

                    ALLIANCE PATENTS AND PATENT APPLICATIONS

                         =========================
                              PATENT NUMBER
                         =========================
                                5,540,909
                         =========================
                                5,733,527
                         =========================
                                6,019,960
                         =========================
                                6,056,943
                         =========================
                                6,036,644
                         =========================
                                09/523,872
                         =========================
                                  693608
                         =========================
                                 87135/98
                         =========================
                                2,176,206
                         =========================
                                95934531.5
                         =========================
                               295 22 119.4
                         =========================
                                98112155.9
                         =========================
                               511948/1996
                         =========================

                                                    Exhibit B to Amendment No. 2

                                JOINT AGREEMENTS





None at time of signing

                                                    Exhibit C to Amendment No. 2

                     MBI / CHUGAI CONFIDENTIALITY PROVISIONS


         9.1 NONDISCLOSURE OBLIGATIONS. During the Term, and for a period of five (5) years after termination hereof, each party (the "receiving party") will maintain all Confidential Information of the other party (the "disclosing party") in trust and confidence and will not disclose any Confidential Information of the disclosing party to any Third Party or use any Confidential Information of the disclosing party for any purpose other than to the extent required to satisfy its obligations under this Agreement. Confidential Information of the disclosing party shall not be used for any purpose or in any manner that would constitute a violation of any Applicable Laws. The receiving party will not reproduce the Confidential Information of the disclosing party in any form other than to the extent required to enable the receiving party to satisfy its obligations under this Agreement. The receiving party will use at least the same standard of care to protect Confidential Information of the disclosing party as it uses to protect proprietary or confidential information of its own. The receiving party will promptly notify the disclosing party upon discovery of any unauthorized use or disclosure of the Confidential Information of the disclosing party. All information that is to be held confidential shall be given only to employees of the receiving party who are made aware of the confidential nature of the information and who have an obligation to maintain the confidentiality of the information under a signed confidentiality agreement or employment agreement or who have a fiduciary responsibility to the receiving party and who have a bona-fide need to know.

         9.2 Exceptions. Confidential Information shall not include any information that the receiving party can document:

                  (a) was in its possession or known by it prior to receipt from the disclosing party;

                  (b) is or (through no fault of the receiving party) becomes generally available to the public;

                  (c) is rightfully disclosed to the receiving party by a Third Party having no obligations of confidentiality to the disclosing party) provided the receiving party complies with any restrictions imposed by the Third Party; or

                  (d) was independently developed by employees or consultants of the receiving party without access to any Confidential Information of the disclosing party.

         9.3 AUTHORIZED DISCLOSURE. Notwithstanding any other provision of this Agreement, each party may disclose Confidential Information if such disclosure:

                  (a) is required by law or regulation (including, without limitation, in connection with filings with the United States Securities and Exchange Commission), provided that the receiving party uses reasonable efforts to restrict disclosure and, in the course of regulatory disclosures, to obtain confidential treatment therefor in accordance with customary practices;

                  (b) is in response to a valid order of a court or other governmental body of the United States or any country in the Territory or of any political subdivision thereof; provided, however, that the receiving party shall first have given notice to the disclosing party and shall have made a reasonable effort to obtain a protective or other appropriate form of order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued;

                  (c)      is otherwise required by Applicable Laws;

                  (d) is otherwise necessary to file or prosecute patent applications, prosecute or defend litigation or comply with Applicable Laws or otherwise establish rights or enforce obligations under this Agreement, but only to the extent that any such disclosure is necessary; or

                  (e) is required by authorities, investigators or Institutional Review Boards in conjunction with performing clinical development programs, provided that the receiving party shall use reasonable efforts to restrict disclosure and to cause such authorities, investigators or Institutional Review Boards not to disclose the Confidential Information to any Third Party.

         9.4 INJUNCTIVE RELIEF. Each party acknowledges and agrees that due to the unique nature of the other's Confidential Information, there can be no adequate remedy at law for any breach of its obligations under Article 9 of this Agreement and, therefore, that upon any such breach or threat thereof, the other party shall be entitled, notwithstanding anything to the contrary in Article 15, to injunctive relief and other appropriate equitable relief in addition to whatever remedies it may have at law from any court of competent jurisdiction in any jurisdiction authorized to grant the relief necessary to prohibit the breach or threatened breach.